RESTRUCTURING AND ACQUISITION-RELATED COSTS (Tables)	12 Months Ended
Jan. 03, 2021
Analysis of income and expense [abstract]
Restructuring and related costs and disclosure of transactions recognized separately from acquisition
Restructuring and acquisition-related costs are presented in the following table, and are comprised of costs directly related to significant exit activities, including the closure of business locations or the relocation of business activities, significant changes in management structure, as well as transaction, exit, and integration costs incurred pursuant to business acquisitions.

	2020	2019

Employee termination and benefit costs	$10,900	$17,064
Exit, relocation and other costs	13,321	17,190
Net loss on disposal and write-downs of property, plant and equipment, right-of-use assets and software related to exit activities	23,933	13,061
Acquisition-related transaction costs	—	14
	$48,154	$47,329